UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               AMENDMENT NO. 3 TO
                                    FORM 8-K
                 (Amending Form 8-K filed on November 1, 2000,
               as amended by Form 8-K filed on December 29, 2000
                   and by Form 8-K/A filed on April 23, 2001)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        October 25, 2000
                                                   ----------------------------

                        APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


    Missouri                           000-26020             43-1641533
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    (State or other jurisdiction       (Commission          (IRS Employer
        of incorporation)              File Number)         Identification No.)

    400 Royal Palm Way, Suite 410, Palm Beach, Florida    33480
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    (Address of principal executive officers)          (Zip Code)

Registrant's telephone number, including area code: 561-805-8000
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     On November 1, 2000 the Registrant, Applied Digital Solutions, Inc. filed a
Current Report on Form 8-K reporting the acquisition of Pacific Decision Sciences Corporation. On December 29, 2000, the Registrant filed an amendment to such report on Form 8-K/A to provide the required financial statements and pro forma financial information. On April 23, 2001, the Registrant filed a second amendment to such report on Form 8-K/A providing updated financial statements and pro forma financial information. By this amendment, the Registrant is further updating the pro forma financial information previously provided. The pro forma financial information contained herein does not include balance sheet information because this information is reflected in the Registrant's annual report on Form 10-K, as amended, for the 2000 fiscal year. The pro forma financial information set forth below has been updated through December 31, 2000, the most recent date for which information is available.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired

                  Audited consolidated financial statements of Pacific Decision Sciences Corporation for the year ended June 30, 2000 are attached as Exhibit 99.2 hereto. Unaudited consolidated financial statements of Pacific Decision Sciences Corporation for the three months ended September 30, 2000 are attached as
                  Exhibit 99.3 hereto.

         (b)      Pro forma financial information

                  Pro forma financial information is attached as Exhibit 99.4 hereto.

         (c)      Exhibits

                  99.2 Audited  consolidated  financial  statements  of  Pacific
                       Decision Sciences Corporation for the year ended June 30, 2000

                  99.3 Unaudited  consolidated  financial  statements of Pacific
                       Decision Sciences Corporation for the three months ended September 30, 2000

                  99.4 Pro forma financial information


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     APPLIED DIGITAL SOLUTIONS, INC.
                                     (Registrant)

Date:      April 24, 2001                  /s/ Jerome C. Artigliere
       --------------------------    ------------------------------------------
                                     Vice President and Chief Financial Officer




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